Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated May 1, 2009, and

Prospectus (Class Y shares) Dated May 1, 2009

RS High Yield Bond Fund

Effective immediately, Kevin Booth is a member of the investment management team of RS High Yield Bond Fund.

Information regarding Mr. Booth is added to the section “Portfolio Managers” in the Prospectus as follows:

Kevin Booth

Kevin Booth has been a member of the investment management team of RS High Yield Bond Fund and a managing director of Guardian Life since November 2009. Within the high yield and corporate loan portfolio management team, he is responsible for issuer and security selection for the Fund, as well as industry allocations. Prior to joining Guardian Life, Kevin was a managing director at BlackRock/Merrill Lynch Investment Managers, and was co-head of BlackRock’s leveraged finance business through January 2009, specializing in portfolios consisting of leveraged bank loans, high yield bonds, and distressed obligations. He joined Merrill Lynch Investment Managers in 1991. Kevin holds a B.A. in Economics from Harpur College, SUNY Binghamton, and an M.B.A. in Finance, from New York University. Kevin is a CFA Charterholder.

In addition, the information regarding Marc Gross in the section “Portfolio Managers” in the Prospectus is revised as follows:

Marc Gross

Marc Gross has been a member of the investment management team of RS High Yield Bond Fund since July 2008. He is a senior director of Guardian Life. Within the high yield and corporate loan portfolio management team, he is responsible for issuer and security selection for the Fund, as well as industry allocations. Prior to joining Guardian Life as a senior credit analyst in 2005, he was employed by the Clinton Group, a registered investment adviser, where he was responsible for high yield and distressed credit analysis, idea generation and trade execution. From 2002 to 2004, Marc worked as a senior analyst at RBC Dain Rauscher, where he focused on special situations research and trading in high yield securities. Marc holds a B.A. in history from the University of North Carolina at Chapel Hill and an M.B.A. in finance from the New York University Stern School of Business.

November 4, 2009

RS INVESTMENT TRUST

Supplement to Statement of Additional Information (“SAI”) Dated May 1, 2009

The sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” on page 75, the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of November 2, 2009:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Kevin Booth	RS High Yield Bond Fund	None

Under “Other Accounts” on page 77, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of November 2, 2009:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Kevin Booth	1	$79,274	0	$0	2	$513,897

November 4, 2009